November 8, 2016 Baird 2016 Global Industrial Conference

Safe Harbor Statement “Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995. Any forward-looking statements contained herein, including those relating to market conditions or the Company’s financial results, costs, expenses or expense reductions, profit margins, inventory levels, foreign currency translation rates, liquidity expectations, business goals and sales growth, involve risks and uncertainties, including but not limited to, risks and uncertainties with respect to general economic and currency conditions, various conditions specific to the Company’s business and industry, weather conditions, new housing starts, market demand, competitive factors, changes in distribution channels, supply constraints, effect of price increases, raw material costs, technology factors, integration of acquisitions, litigation, government and regulatory actions, the Company’s accounting policies, future trends, and other risks which are detailed in the Company’s Securities and Exchange Commission filings, included in Item 1A of Part I of the Company’s Annual Report on Form 10-K for the fiscal year ending January 2, 2016, Exhibit 99.1 attached thereto and in Item 1A of Part II of the Company’s Quarterly Reports on Form 10-Q. These risks and uncertainties may cause actual results to differ materially from those indicated by the forward-looking statements. All forward-looking statements made herein are based on information currently available, and the Company assumes no obligation to update any forward-looking statements. 2

Moving Water. Moving Fuel. Moving Forward. Franklin Electric is a global leader in the production and marketing of systems and components for the movement of water and automotive fuels. Recognized as a technical leader in its products and services, Franklin serves customers around the world in residential, commercial, agricultural, industrial, municipal, and fueling applications. Franklin Electric offers numerous solutions for cost-effective, efficient, reliable water systems needs. 3 • Founded in 1944, Franklin manufactured the first water-lubricated submersible motor for water systems, and the first submersible motor for fueling systems. • Headquarted in Fort Wayne, Indiana, Franklin employs 5,000 people globally located in over 50 locations. • With a business mix of 77% water systems and 23% fueling systems, Franklin sales are approximately $1 billion. Franklin Water System Markets Franklin Energy Systems Agricultural Residential Commercial Industrial Construction Mining Municipal Solar Lake & Pond Fire Prevention Franklin Fueling Systems Power Reliability Systems Artificial Lift Systems

3Q YTD 2016 - Consolidated Franklin Electric Co. Inc. 4 3Q YTD 2016 3Q YTD 2015% +(-) Prior Year Sales $710 $706 1% Operating Income(1) $85.6 $70.9 21% EPS(1) $1.28 $1.12(2) 14% (1) After non-GAAP adjustments – see 10-Q for reconciliation to GAAP EPS (2) Adjusted earnings per share includes approximately $0.10 of benefits from the Pioneer acquisition in 1Q 2015 ($ in millions)

Strategy 5

Strategic Focus 6 Residential, Agricultural, Commercial Water Systems $6.0 B Global Market Potential(1) Complete Fueling Systems $1.2 B Global Market Potential(1) (1) Current Franklin management estimates Strong Brand Franchise #1 or #2 in Addressable Markets Growing Global Footprint Fragmented Customer Base Fragmented Supply Base Mission Critical Products and Systems Applications with High Cost of Downtime Contractors Value Technical Support Deep Understanding of Applications

7 To grow as a global provider of water and fuel systems, through geographic expansion and product line extensions, leveraging our global platform and competency in system design.

FE Strategy Continues to Drive Organic Growth 5.8% 4.9% 6.8% 7.8% -7.2% 3.9% 8.5% 7.1% 5.9% 11.7% 2.1% 2.9% 6.3% 5.4% 6.6% 8.6% -5.2% 3.7% 2011 2012 2013 2014 2015 YTD 3Q 2016 Water Fueling Consolidated 8 * Organic growth calculation excludes impact of foreign currency and revenue from acquisitions for the first 12 months post closing. Weather & Oil Prices Adversely Impacted 2015 Results

Sales in Developing Regions 9 $92 $149 $218 $202 $242 $288 $316 $336 $372 $355 $360 $- $50 $100 $150 $200 $250 $300 $350 $400 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 ($ in millions) * *2016 is Last Four Quarters Through Q3

Water Systems 10

MENA (IMPO) US $ Local 6.1% 18.8% Sales Growth Rates in US $ and Local Currency 11 2010-2015 CAGR LATIN AMERICA US $ Local 5.8% 19.1% SOUTHERN AFRICA US $ Local (7.6%) 2.2% APAC US $ Local 8.1% 21.4%

Franklin Electric

Geographic Expansion: Brazil

- 2008 – Acquired Motobombas Schneider
  - Leading producer of surface pumps
    - Residential, Agriculture, Commercial
    - 5,000 active customers
- 2009 – Imported Franklin Brand
  - Addressed premium market
  - Established Field Service
- 2014 – Acquired Bombas Leao
  - Leading Brazilian submersible pump brand
  - 50 year heritage
- 2015 – Integrated Bombas Leao
  - Leveraged Schneider and Franklin infrastructure

SCHNEIDER MOTOBOMBAS



BOMBAS LEÃO



Franklin Electric



▶ **Today – Franklin holds a leading position in the Brazilian pump market(1)**

19% annual growth from 2010 to 2015

(1) Source: Government filings

12

Leverage Product Platforms Across Developing Regions 13

Product Development Focus

High Efficiency Products

- Permanent Magnet Motors – 5-10% efficiency improvement
- Submersible Pumps – 3-8%
- Async Submersible Motors – 3-5%
- Surface Pumps – 3-10%



Drives – Pumping and HVAC

- New SubDrive Family – New features and extended HP range
- New HVAC Drives – Integrated into Huntair and Greenheck fan systems
- Deschutes Drive Family – HVAC and Pumping Applications



Solar

- New Drive Family – 0.75 to 10 HP
  - Optimized for performance, cost and reparability
  - More water per photon = reduced panel count
  - Modular design enables rapid extension
- New Positive Displacement Pumps
  - Completing range (higher flows/pressures)
  - Executing cost reduction tasks



Engineered Systems

- New Pressure Boosting Products
  - Inline 400 Booster
  - VMS Booster Packages
  - VMS MonoBlock Pumps
- New Wastewater Packages
  - PitPlus
  - PowerSewer



14

Fueling Systems 15

Fueling Systems 16 $131 $217 2010 2015 Sales 11% CAGR Operating Income $22 $52 2010 2015 19% CAGR Revenue Growth by Region 2010-2015 CAGR ▲ 16% ▲ 9% Developed Developing ($ in millions)

Diesel Exhaust Fluid System Variable Speed Technology Overfill Prevention Reinvented • Industry’s only complete system – Submersible pump – Fluid level detection – Piping and containment – Automatic recirculation control to prevent DEF/AdBlue® from freezing • Most robust, lowest cost solution • Fills cars faster • Efficient energy consumption • Higher, more consistent flow rates • Reduces system wear • Preserves the life of the system Turbine Pump Interface • Network fuel management system with submersible pumps for enhanced control and management • Minimizes equipment downtime resulting in lost fuel sales Product Innovation 17 • Positive shutoff with zero leak paths • Simplified installation • One model for high and low flow • Test without removing from riser • Simplified offering with all approvals

Fueling Systems 18 • Industry's most powerful complete site quoting tool • Built by Franklin design optimization engineers • Powered by years of petroleum equipment design expertise

Fueling Systems 19 Shell New Global 5 Year Agreement • Now includes complete end-to-end underground fuel system • Expanded to address dealer network of 28,000 branded sites • Introduces new services which enhance safety and reduce total cost of ownership

Capital Allocation 20

Capital Allocation 21 Return to Shareholders $263 CAPEX/R&D $402 Acquisitions $449 Total $1,114 Last 10 Years Debt to EBITDA 1.3 Debt to Total Capital 23% 2016 3Q YTD ($ in millions)

24 Consecutive Annual Dividend Payment Increases 22 $- $0.05 $0.10 $0.15 $0.20 $0.25 $0.30 $0.35 $0.40 $0.45 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016

Acquisition Timeline 23 2016 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2004 JBD FUE LI N G FUE LI N G W A TE R 2015

Baird 2016 Global Industrial Conference November 8, 2016